UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 15, 2005
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)

           Nevada                        0-13084                 13-3178732
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

      2200 Highway 121, Suite 100, Bedford, Texas                   76021
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       (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant

     On July 15, 2005, the Registrant was advised by its independent auditors, Weinick Sanders Leventhal & Co., LLP ("Weinick"), that on or before August 1, 2005 Weinick will cease to perform audit services for any publicly held company. Accordingly, after July 31, 2005, Weinick will not serve as the Registrant's independent auditors. On July 21, 2005 the Registrant engaged Raich, Ende & Malter Co. LLP ("Raich"), an independent certified public accounting firm, to serve as its independent auditors beginning on August 1, 2005.

     The principal report on the financial statements of the Registrant issued by Weinick for each of the years ended March 31, 2004 and March 31, 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Registrant's most recent fiscal years ended on March 31, 2004 and March 31, 2005 and the period subsequent to March 31, 2005 through the date of this filing, there were no disagreements with Weinick on any matters of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

     The Registrant has provided Weinick with a copy of the foregoing disclosure and Weinick furnished to the Registrant a letter addressed to the U.S. Securities and Exchange Commission (the "Weinick Letter") stating that it agrees with such disclosure. A copy of the Weinick Letter is annexed as an Exhibit to this Current Report on Form 8-K.

     The Registrant has not consulted Raich on (A) applications of accounting principals to a specified transaction, either completed or proposed, (B) the type of auditing opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Raich concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue or (C) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01  Financial Statements and Exhibits.

     C) Exhibits.

        99.1 Letter to the U.S. Securities and Exchange Commission from Weinick Sanders Leventhal & Co., LLP dated July 20, 2005.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WARRANTECH CORPORATION
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                                       (Registrant)

Date: July 21, 2005                    By:  /s/ RICHARD F. GAVINO
                                            -----------------------------------
                                            Richard F. Gavino
                                            Executive Vice President and
                                            Chief Financial Officer

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

                                  EXHIBIT INDEX


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  Exhibit #                        Description                         Page #
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    99.1      Letter to U.S. Securities & Exchange Commission            5
              from Weinick Sanders Leventhal & Co. LLP dated
              July 20, 2005
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